                                                                   EXHIBIT 10.4

                                  OEM AGREEMENT

                          (International/Asia Pacific)





                       Foundry Networks, Inc., as Supplier





                          UTStarcom, Inc., as Purchaser





                         Effective Date: August 10, 2000



UTStarcom, Inc.                                        Foundry Networks, Inc.
1275 Harbor Bay Parkway                                2100 Gold Street
Alameda, CA 94502, USA                                 San Jose, CA 95164, USA
Telephone: 510-864-8800                                Telephone:
Facsimile: 510-864-8802                                Facsimile:



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                                TABLE OF CONTENTS
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ARTICLE I TERM OF AGREEMENT; DEFINED TERMS...................................1
         1.01     General Relationship.......................................1
         1.02     Term of Agreement..........................................1
         1.03     Definitions................................................1

ARTICLE II PURCHASE ORDERS; REPORTS..........................................1

         2.01     Issuance and Acceptance of Purchase Orders.................1
         2.02     Invoices...................................................3
         2.03     Rolling [***] Forecast.....................................3
         2.04     Purchase Order Modifications or Cancellations..............3
         2.05     Customization Requirements.................................3
         2.06     Hardware and Software Enhancements.........................4
         2.07     Cost Reduction Program.....................................4
         2.08     Initial Order..............................................4

ARTICLE III DELIVERY AND ACCEPTANCE OF PRODUCTS..............................4

         3.01     Title and Risk of Loss.....................................4
         3.02     Acceptance of Products.....................................4
         3.03     Defective Products.........................................4

ARTICLE IV PRICES: PAYMENT TO THE SUPPLIER...................................5

         4.01     Prices for Products........................................5
         4.02     Payment....................................................5
         4.03     Taxes......................................................5
         4.04     Place of Payment...........................................6

ARTICLE V PROMOTION AND SALE OF PRODUCTS.....................................6

         5.01     Purchaser Trademarks.......................................6
         5.02     Product Labeling...........................................6
         5.03     Supplier Materials.........................................6
         5.04     Adaptation of Documentation and Promotion Literature.......7
         5.05     Technical and Sales Training...............................7
         5.06     Technical Support..........................................8

ARTICLE VI WARRANTIES........................................................8

         6.01     Product Warranties.........................................8
         6.02     Proprietary Rights Warranties..............................9
         6.03     Proprietary Rights Indemnification.........................9
         6.04     Disclaimer of Warranties...................................9
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                                TABLE OF CONTENTS
                                   (CONTINUED)
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ARTICLE VII TERMINATION......................................................9

         7.01     Termination................................................9
         7.02     Termination for Insolvency or Bankruptcy..................10
         7.03     Rights Upon Termination...................................10
         7.04     Return of Materials.......................................10
         7.05     No Liability..............................................10

ARTICLE VIII MISCELLANEOUS..................................................10

         8.01     Limitation of Liability...................................10
         8.02     Entire Agreement..........................................11
         8.03     Relationship of Parties...................................11
         8.04     Confidentiality...........................................11
         8.05     Survival of Maintenance Obligations.......................12
         8.06     Notices...................................................12
         8.07     Force Majeure.............................................12
         8.08     Governing Law.............................................13
         8.09     Binding Effect............................................13
         8.10     Exhibits..................................................13
         8.11     Severability..............................................13
         8.12     Headings..................................................13
         8.13     Remedies Cumulative.......................................13
         8.14     Delays or Omissions.......................................13
         8.15     Survival of Terms.........................................13
         8.16     Nonexclusive Market and Purchase Rights...................14
         8.17     Software Licenses.........................................14
         8.18     Choice of Language........................................14
         8.19     Export Control and Related Provisions.....................14

EXHIBITS
Exhibit 1         Description of Products
Exhibit 2         International Price List
Exhibit 3         Initial Forecasted Volumes
Exhibit 4         Time Schedule
Exhibit 5         Foundry Networks Service Guide
Exhibit 6         Customization
Exhibit 7         Return Material Authorization Procedure

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                                     -ii-

                                  OEM AGREEMENT

         THIS OEM AGREEMENT (the "AGREEMENT") is made and entered into as of the date set forth on the cover page hereof (the "Effective Date"), between Foundry Networks, Inc. (the "SUPPLIER"), and UTStarcom, Inc. a Delaware corporation and on behalf of its subsidiaries (the "PURCHASER").

         The Supplier develops, manufactures, produces and/or supplies high-performance networking products and desires to grant to the Purchaser the right to sell and market certain of such products, and combine same with other products manufactured, produced and supplied by the Supplier, all upon the terms and conditions set forth in this Agreement. The Purchaser develops, manufactures and/or sells and distributes telecommunications access and networking products and desires to have the right to sell and market the Supplier's products upon the terms and conditions in this Agreement within the "Territory" as defined in Article 1.04 (xi) below.

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                        TERM OF AGREEMENT; DEFINED TERMS

         1.01 GENERAL RELATIONSHIP. During the term of this Agreement, the Supplier agrees to make available and sell to the Purchaser the Products (as defined in Section 1.04 of this Agreement) set forth in Exhibit 1 in accordance with the terms and conditions set forth herein.

         1.02 TERM OF AGREEMENT. The term of this Agreement shall commence on the Effective Date and shall remain in full force and effect for one year or until terminated by either party as set forth herein.

         1.03 EXCLUSIVITY. As a result of preexisting relationships the Supplier is unable to offer non-exclusive rights to the Purchaser to sell Products in the Territory. Notwithstanding, the Supplier hereby warrants and represents that it will not actively recruit any entity or individual to sell Products to any Telecom Carrier in [***] (as defined in Section 1.04 of the Agreement) in the Territory. If minimum revenue projections are not met after initial [***] of this agreement, supplier may notify the Purchaser, in writing, of its intent to seek additional distribution partners.

         1.04 DEFINITIONS As used in this Agreement, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

         (i) "APPLICABLE SPECIFICATIONS" means the functional performance, operational and compatibility characteristic of a Product agreed upon in writing by the parties or, by mutual agreement of the parties, as described in applicable Documentation.

         (ii) "CUSTOMERS" means distributors, dealers, resellers, value-added resellers, system integrators and other similar customers of the Purchaser, including End Users.

         (iii) References to "dollars" and "$" refer to United States currency.

         (iv) "DOCUMENTATION" means user manuals, training materials, product descriptions and specifications, technical manuals, license agreements, supporting materials and other printed information relating to the Products, whether distributed in print, electronic or video format, in effect as of the date of the applicable purchase order relating thereto.

         (v) "END USERS" means final retail purchasers or licensees who acquire Products for their own use and not for resale, re-marketing or redistribution.

         (vi) "PRODUCTS" means, individually or collectively as appropriate, the hardware, licensed software, Documentation, supplies, accessories and other commodities related to any of the foregoing as set forth in Exhibit 1 and customized in accordance with the requirements set forth in Exhibit 6 and which are to be provided by the Supplier pursuant to this Agreement.

         (vii) "PURCHASE ORDER" means an official document, signed by an authorized employee of the Purchaser, which is used to place product orders with the Supplier.

         (viii) "PURCHASER TRADEMARKS" means any existing or future trademarks that are registered by the Purchaser in the US or other countries.

         (ix) "SERVICES" means any warranty, maintenance, advertising, marketing or technical support and training and any other services performed or to be performed by the Supplier.

         (x) "TELECOM CARRIER" means any provider of voice or data transmission services within the Territory, including but not limited to [***] and/or any subsidiaries of such Telecom Carriers.

         (xi) "TERRITORY" means the countries, regions and territories as defined in Exhibit 2. This list may be ammended from time to time by mutual agreement of the parties.

                                   ARTICLE II
                            PURCHASE ORDERS; REPORTS

         2.01 ISSUANCE AND ACCEPTANCE OF PURCHASE ORDERS. The Purchaser may purchase, and the Supplier shall sell to the Purchaser, Products as described below;

                  (a) The Purchaser may issue to the Supplier Purchase Orders based on the prices listed in Exhibit 1 identifying the Products that the Purchaser desires to purchase from the Supplier. Each Purchase Order for Products shall be signed by an authorized representative of the Purchaser, and shall clearly state the following:

                               (i)    Purchase Order number,

                               (ii)   Purchase order date,

                               (iii)  a description of the Product(s) ordered,

                               (iv)   Purchaser's Product number,

                               (v)    number of units of Product ordered,

                               (vi)   agreed cost per unit, the total price for
the Purchase Order,

                               (vii)  delivery date(s) requested for each
Product included in the Purchase Order (which delivery dates may not be later than [***] after the date on which the Purchase Order is submitted by the Purchaser),

                               (viii) address to which the Products described
in the Purchase Order are to be shipped, and

                               (ix)   address to which the Products described
in the Purchase Order are to be invoiced.

                  (b) A Purchase Order may include other terms and conditions which are consistent with the terms and conditions of this Agreement or which are necessary to place a Purchase Order. Purchase Orders may be placed by the Purchaser by facsimile or electronically transferred to the Supplier. Terms and conditions on Purchase Orders which differ from those contained in this Agreement shall not be valid unless specifically agreed in writing by an authorized representative of the Supplier.

                  (c) All Purchase Orders shall be transmitted to the address set forth in Section 8.06.

                  (d) A Purchase Order shall be deemed accepted by the Supplier only after a written confirmation thereof has been issued by the Supplier and delivered to the Purchaser. The Supplier shall issue such written confirmation within [***] after receipt of the Purchase Order. If such confirmation has not been issued within the [***] period, the Purchase Order shall be deemed to be accepted by the Supplier. Without limiting the generality of the foregoing, the Supplier may reject any Purchase Order that fails to contain any of the information required to be set forth by Section 2.01(a). In the event of a conflict between the provisions of this Agreement and the terms and conditions of a Purchase Order or the Supplier's confirmation or other written communications, the provisions of this Agreement shall prevail and be controlling.

                  (e) Upon the termination of this Agreement, the Supplier agrees to accept Purchase Orders from the Purchaser for additional Products which, at the time of such termination, the Purchaser is contractually obligated to furnish to its Customers and does not have in its inventory, provided that the Purchaser notifies the Supplier of all such obligations in writing within [***] of such date of termination.

                  (f) This Agreement shall not obligate the Purchaser to purchase any Products or Services, except as specifically set forth in a written Purchase Order from the Purchaser or as otherwise set forth herein.

         2.02 INVOICES. For each shipment of Products to the Purchaser, the Supplier shall transmit to the Purchaser an invoice which sets forth the Purchaser's Purchase Order number, the Products shipped, the Supplier's and the Purchaser's Product number and the price therefore.

         2.03 ROLLING [***] FORECAST. No later than [***] after the end of each [***], the Purchaser shall deliver to the Supplier an updated, non-binding, forward-looking rolling unit order forecast (each, a "ROLLING [***] FORECAST") for each Product for the subsequent [***] period, to enable the Supplier to plan production to meet the lead times anticipated. The Rolling [***] Forecast is not an order or a commitment by the Purchaser to purchase Products. Rolling [***]Forecasts shall be transmitted to the Supplier via electronic mail or by such other means as may be agreed between the Supplier and the Purchaser. Exhibit 4 sets forth the initial forecasted volumes.

         2.04     PURCHASE ORDER MODIFICATIONS OR CANCELLATIONS.

                  (a) Prior to shipment of Products, the Supplier shall accept a modification to a Purchase Order in order to:

                               (i)  change a location for delivery,

                               (ii) change dates for delivery of Products
provided that said new delivery dates remain within the Suppliers' fiscal quarter of the original shipment date, or

                               (iii) correct typographical or clerical
errors; provided, however, that notices of modification must be received by the Supplier at least [***] prior to the original shipment date.

                  (b) The Purchaser will confirm [***] before end of [***]the forecasting of the following [***] by PO for delivery of orders consistent with the Suppliers then current lead times. In the case that the PO quantity is less than the forecasting quantity, the over-forecasted quantity will be shifted to the [***] following. In the case that the PO is larger than the forecasted quantity, Foundry Networks will make reasonable efforts to satisfy the demand for non-forecasted units.

         2.05     CUSTOMIZATION REQUIREMENTS. In accordance with the time
schedule in Exhibit 4, the Supplier will modify the Products to fulfill the customization requirements in Exhibit 6.

         2.06 Hardware and Software Enhancements. Should the Supplier change, improve or add any enhancements to a Product at any time during the term of this Agreement, the Supplier shall provide at least [***] notice to the Purchaser of same prior to the implementation thereof. The Supplier will make available to the Purchaser each new version of software made available by the Supplier from time to time to its customers generally. With respect to modifications in software and the rendition of other services that may be requested of the Supplier by the Purchaser, the provision of same shall be as mutually agreed by the parties, and without limiting the generality of the foregoing, the Supplier may charge for such modifications or other services [***]. Modifications to software and changes in product features which are not part of the Supplier's standard releases are not part of this Agreement, except to the extent set forth in Exhibit 5 and as the Supplier may otherwise agree in writing. At the request of the Purchaser and upon the agreement of the Supplier, such modifications or other services may be provided at a pre-determined price.

         2.07 COST REDUCTION PROGRAM. The Parties agree to cooperate to ensure that the Supplier's manufacturing of the Products at any time is performed in the most cost efficient way hereunder on [***] basis to evaluate the possibility of conducting a cost reduction program. The parties agree that all cost reductions should be to the benefit of both Parties and as such reflected in the prices for the Products.

         2.08 INITIAL ORDER. The Purchaser will place an initial order for [***] to be used as a Test/Demonstration System ("TDS") in accordance with the time schedule of Exhibit 4.


                                   ARTICLE III

                       DELIVERY AND ACCEPTANCE OF PRODUCTS

         3.01 TITLE AND RISK OF LOSS. Title to Products shall pass to the Purchaser at the time that the Products are delivered to the [***]. Products shall be shipped [***]. All risk of loss or damage to the products shall be borne by the Supplier until delivery to the [***].

         3.02 ACCEPTANCE OF PRODUCTS. Acceptance of the TDS by Purchaser will be based upon mutually agreed tests and success criteria. Each Product shipment thereafter will be deemed accepted by Purchaser upon delivery to the [***].

         3.03 DEFECTIVE PRODUCTS. In the event that any Products are received by the Purchaser in a defective condition or not in accordance with the Applicable Specifications, including the Purchaser's customization requirements therefore or the Documentation relating to such Products (collectively, "DEFECTIVE PRODUCTS"), the Purchaser may return such Defective Products to the Supplier in the manner set forth in Section 6.01(b). The Purchaser shall have the right to return any such Defective Products within sixty (60) days after delivery and in accordance with any applicable warranty with respect thereto.

                                   ARTICLE IV

                         PRICES: PAYMENT TO THE SUPPLIER

         4.01 PRICES FOR PRODUCTS. The price for each Product purchased by the Purchaser pursuant hereto shall include the agreed discount on the Supplier's list price for such Product.

                  (a) The prices set forth in Exhibit 1 shall be discounted according to the Discount Schedule and Forecasted Volumes of Exhibit 3. The Parties will on a [***] basis negotiate the discounts and prices based on the previous actual volume purchased and the future forecast. Furthermore, the Parties agree to reevaluate prices if significant changes in market conditions occur, and as Supplier's cost of manufacturing permits.

                  (b) The Supplier agrees that [***] discount will be granted on the project base in order to win the business.

                  (c) Supplier will update the price list once the new one is available to any other distributors, resellers or its repesent offices.

         4.02 PAYMENT. The Supplier shall invoice the Purchaser no earlier than the applicable shipping date for the Products covered by such invoice.

                  (a) The Purchaser shall submit to Supplier payment for any Purchase Order:

                               (i)  within [***] of the date of shipment of
the Products on such Purchase Order paid by company check issued in Alameda, California.

                  (b) Invoices that are unpaid at their due date, shall bear interest at a rate of [***] or the maximum rate allowed by law, whichever is less, until paid by Purchaser.

                  (c) If deliveries are made in installments, the invoice with respect to each shipment shall be paid when due without regard to the other scheduled deliveries.

         4.03 TAXES. All payments to the Supplier hereunder shall be made free and clear of and without reduction by reason of any taxes, levies, costs or charges whatsoever imposed, assessed, levied or collected by any government, political subdivision, jurisdiction or taxing authority, all of which shall be for the account of the Purchaser and paid when due by the Purchaser, unless the Purchaser shall have provided the Supplier with a valid resale exemption certificate with respect thereto. Notwithstanding the foregoing, if, under any applicable law, the Purchaser is required to withhold tax or any other amount from any payment to the Supplier, the amount due from the Purchaser to the Supplier shall be increased to the amount that the Supplier would have received if no withholding had been required.

         4.04 PLACE OF PAYMENT. The Purchaser shall pay all amounts due to the Supplier into such account as the Supplier may designate in U.S. dollars. Payment shall be deemed to have been made only upon receipt of full payment in the account specified pursuant hereto.

                                    ARTICLE V

                         PROMOTION AND SALE OF PRODUCTS

         5.01 PURCHASER TRADEMARKS. The Purchaser authorizes the Supplier to apply the Purchaser's name or Purchaser Trademarks to the Products, as directed by the Purchaser, for the sole purpose of supplying Products pursuant to this Agreement. The Supplier shall acquire no right to the Purchaser Trademarks by its use thereof, and may use the Purchaser Trademark for the duration of this Agreement only to the extent specified herein. Any such use of Purchaser Trademarks by the Supplier shall be to the Purchaser's benefit.

                  (a) The Purchaser shall retain the sole and exclusive right, in its discretion, to bring legal action for trademark infringement with respect to any of the Purchaser Trademarks.

                  (b) The Purchaser agrees to indemnify and hold the Supplier harmless from and against an and all actions, claims, losses and damages (including reasonable attorneys' fees and court costs) arising out of or in connection with the use of any Purchaser Trademark by the Supplier pursuant to the terms of this Agreement.

                  (c) The Purchaser agrees that it will not use any trade names and trademarks of or licensed to the Supplier, all of which shall remain the property of the Supplier. The Purchaser agrees not to contest any trade names or trademarks of or licensed to the Supplier, or make application for registration of any trade names or trademarks of or licensed to the Supplier, without the Supplier's prior written consent. The Purchaser agrees not to use, employ or attempt to register any trade names or trademarks that are confusingly similar to the trade names or trademarks of or licensed to the Supplier.

                  (d) The Purchaser shall provide the Supplier the applicable templates and computer graphic files necessary to create the logos/markings requested to be affixed to the products ordered by the Purchaser. Supplier requests that these materials be provided at least [***] prior to first shipment where this is required by the Purchaser.

         5.02 PRODUCT LABELING. All Products will be shipped to the Purchaser as set forth in Exhibit 6.

         5.03 SUPPLIER MATERIALS. The Supplier agrees to provide upon the Purchaser's request, [***], the following materials in media form with respect to the Products: (i) the specifications, (ii) published user instructions, manuals and other training materials, (iii) current manuals covering installation, operation and maintenance of the Products, and (iv) software. (v) Sales Tools such as presentation slides, competition analysis and demonstration software, etc. The Purchaser shall have the right to copy or reproduce the foregoing materials for use in connection with the Purchaser's use, sale or support of the Products, or its support thereof pursuant to Section 5.06, provided that the Purchaser makes no modifications in such copied or reproduced materials without the prior written consent of the Supplier and all designations or references therein of or relating to the intellectual property rights of the Supplier shall be maintained (including, without limitation, all references to the Supplier's copyright and other intellectual property rights. The Purchaser shall include with each Product delivered to a Customer a license agreement if so required by the Supplier and warranty in the form promulgated by the Supplier (with appropriate changes to reflect the OEM relationship between he Supplier and the Purchaser).

         5.04 ADAPTATION OF DOCUMENTATION AND PROMOTION LITERATURE. The Purchaser may translate into languages other than the English language such of the Suppliers user manuals, product descriptions and specifications, technical manuals, license agreements and other printed information relating to the Products as shall be determined to be appropriate by the Purchaser. The Purchaser shall own all rights in all such translated adaptations to promotional materials, including, without limitation, rights to all local language translations of the Supplier's user manuals, product descriptions and specifications, technical manuals, license agreements and other printed information relating to the Products. In connection therewith, the Purchaser shall take appropriate action to secure copyrights with respect to all such translated adaptations. The Supplier will review any translated materials for correctness if so requested by the Purchaser but will not be bound by any documents not printed by Supplier. The Supplier shall execute any and all documents and/or instruments deemed by the Purchaser to be necessary or appropriate to effect the assignments hereinabove described.

         5.05     TECHNICAL AND SALES TRAINING.

                  (a) TRAINING SERVICES. During the term of this Agreement, Supplier shall, at [***] expense, provide Purchaser at such location as designated by Purchaser, with one day of training for the Purchaser Sales Force, one day of training for Purchaser Field Sales Engineers and one day of training per Product of engineering level training for Purchaser's employees engaged in tier two technical support of the Products, to be conducted one day each at Purchaser's premises in [***] or another location if agreed upon between the Parties.

         Sales training will cover the [***] market, competition and product features and benefits. The other training modules shall cover in detail, the installation, configuration, operation, trouble shooting, adjustment, test and maintenance of the product.

                  (b) TRAINING MATERIALS. During the term of this Agreement, Supplier shall, at [***] expense, provide Purchaser with all materials utilized to provide training in connection with the Product(s), materials as they become available. Such training shall include, but is not limited to, Purchaser sales, Purchaser Field Sales Engineers, and Technical Support courses. Training materials shall include, but are not limited to, instructor guides, overheads, student workbooks, and manual/guides. Purchaser shall have the right to reproduce and distribute copies of all training materials, related documents and recordings under Purchaser's name to trainees in training courses offered by Purchaser. All training material shall be provided electronically.

                  (c) The Supplier shall provide electronic mail access or access to a private web account for software updates and bulletins, which include known problems, work arounds, expected fixes and matters of a similar nature.

                  (d) In connection with the technical and sales training and assistance described in this Section 5.05, the cost and expense of the Purchaser's personnel in attending same shall be borne by the [***].

         5.06 TECHNICAL SUPPORT. During the term of this Agreement, the Supplier shall provide technical support as set forth in Exhibit 5.

                                   ARTICLE VI

                                   WARRANTIES

         6.01 PRODUCT WARRANTIES. The Supplier warrants that each Product will be free from defects in design, materials and workmanship and will perform in conformance with the Applicable Specifications and Documentation with respect to such Product, including the customization requirements set forth in Exhibit 6. The period of warranty shall be [***] from the date of delivery of such Product to the Purchaser. Software is warranted for [***] from date of delivery, except for the software bug fixes which should be warranted to [***].

                  (a) During the warranty period set forth in this Section 6.01, the Purchaser's [***] remedy in the event of such defect or failure to perform is [***] limited to the correction of the defect or failure by repair, refurbishment or replacement, at the Supplier's sole option and expense. During the warranty period, change orders and maintenance revision upgrades will be provided upon request and as may be needed for proper operation of Products. The Supplier reserves the right, in connection with the replacement of returned Products or the repair of Products returned for repair, to use parts and components (including refurbished parts and components) that are like new or equivalent in performance to the original part or component. Replaced products, parts or components shall become the property of the Supplier.

                  (b) Claims by the Purchaser with respect to Defective Products shall be made as follows: (i) claims shall be made in accordance with the Return Material Authorization procedure of the Supplier set forth in Exhibit 7 as same may be amended from time to time on at least [***] notice to the Purchaser.

                  (c) Notwithstanding the foregoing, the Supplier shall have no liability pursuant to Section 6.01 with respect to defects arising in Products through: (i) normal wear and tear or obsolescence, (ii) causes external to the Products (such as, for example, unusual physical stress, power failure or unusual environmental conditions), and (iii) any cause other than ordinary use (such as, for example, accident, fire, lightning, water damage, neglect, misuse, improper installation or testing, or unauthorized attempts to repair, alter or modify).

         6.02 PROPRIETARY RIGHTS WARRANTIES. The Supplier warrants that, to the best of its knowledge, it has all right, title, ownership interest and/or marketing rights necessary to provide the Products to the Purchaser, and the Products and their sale and use hereunder do not infringe upon any copyright, patent, trademark, trade secret or other proprietary or intellectual property right of any third party.

         6.03 PROPRIETARY RIGHTS INDEMNIFICATION. The Supplier agrees to indemnify and hold the Purchaser harmless from and against any and all actions, claims, losses and damages (including reasonable attorneys' fees and court costs) arising out of or in connection with any breach or alleged breach of the warranties set forth in Section 6.02, provided that the Supplier is notified promptly in writing thereof and is given complete authority and information required for the defense thereof. The Purchaser shall have the right to participate in the defense of any such suit or proceeding at the Purchaser's expense and through counsel of its choosing. In the event that an injunction is sought or obtained against the use of a Product, the Supplier shall, within [***] of its receipt of notice thereof, at [***] option and expense: (i) procure for the Purchaser and its Customers the right to continue to use the infringing Product as set forth in this Agreement, or (ii) replace the Product with a non-infringing alternative, or
(iii) modify the infringing Product to make its use non-infringing. The Supplier shall have no liability under Section 6.02 or under this Section
6.03 for any infringement based on the use of any Product (including, without limitation, software), if the Product (or software) is used in a manner or with equipment for which it was not reasonably intended, or if the Product (or software) is used in an infringing process.

         6.04     DISCLAIMER OF WARRANTIES. THE WARRANTIES SET FORTH IN THIS
ARTICLE VI ARE THE ONLY WARRANTIES MADE BY THE SUPPLIER PURSUANT TO THIS AGREEMENT. EXCEPT FOR SUCH WARRANTIES, THE SUPPLIER MAKES, AND THE PURCHASER, ITS CUSTOMERS AND END USERS OF PRODUCTS RECEIVE, NO OTHER WARRANTY, EXPRESS OR IMPLIED, AND THE SUPPLIER EXPRESSLY DISCLAIMS AND EXCLUDES ALL OTHER WARRANTIES. NO REPRESENTATION OR OTHER AFFIRMATION OF FACT, INCLUDING, WITHOUT LIMITATION, STATEMENTS REGARDING CAPACITY, SUITABILITY FOR USE OR PERFORMANCE OF THE PRODUCTS PROVIDED HEREUNDER, WHETHER MADE BY THE SUPPLIER'S EMPLOYEES OR OTHERWISE, WHICH IS NOT CONTAINED IN THIS AGREEMENT, SHALL BE DEEMED TO BE A WARRANTY BY THE SUPPLIER FOR ANY PURPOSE, OR GIVE RISE TO ANY LIABILITY OF THE SUPPLIER WHATSOEVER.

                                   ARTICLE VII

                                   TERMINATION

         7.01 TERMINATION. Either party may terminate this Agreement, with or without cause, upon giving the other party at least [***] prior written notice. In case of termination by Supplier, Purchaser may in the [***]
 notice period place a non-cancelable last-time-buy order for such Products at [***].

         In the event that either party materially defaults in the performance of any of its duties or obligations set forth herein this Agreement, and such default is not substantially cured within [***] after written notice is given to the defaulting party specifying the default in reasonable detail, then the party not in default may, by giving written notice thereof to the defaulting party, terminate this Agreement or the applicable Purchase Order relating to such default as of the date specified in such notice of termination.

         7.02 TERMINATION FOR INSOLVENCY OR BANKRUPTCY. Either party may immediately terminate this Agreement and any Purchase Order by giving written notice to the other party in the event of any of the following: (i) the liquidation or insolvency of the other party; (ii) the appointment of a receiver or similar officer for the other party; (iii) an assignment by the other party for the benefit of all or substantially all of its creditors;
(iv) the entry by the other party into an agreement for the composition; (v) extension or readjustment of all or substantially all of its obligations; or
(vi) the filing of a meritorious petition in bankruptcy by or against the other party under any bankruptcy or debtors' law for its relief or reorganization.

         7.03 RIGHTS UPON TERMINATION. The termination of this Agreement or any Purchase Order shall not affect the Supplier's right to be paid for Products previously shipped. The termination of this Agreement shall not affect any of the Supplier's warranties, indemnifications or obligations relating to returns, credits or any other matters set forth in this Agreement that by their nature are to survive termination in order to carry out their intended purpose, all of which shall survive the termination of this Agreement. The termination of this Agreement shall not affect the obligations of either party to the other party pursuant to any Purchase Order previously accepted and confirmed by the Supplier.

         7.04 RETURN OF MATERIALS. In the event of the termination of this Agreement, the Purchaser shall promptly return to the Supplier all sales materials, specifications, drawings and other technical documents (including all copies thereof received from the Supplier under this Agreement as directed by the Supplier. The provisions of Section 7.04 shall survive the termination of this Agreement.

         7.05 NO LIABILITY. Upon the termination of this Agreement, the Supplier shall not be liable or obligated to the Purchaser with respect to any payments, future profits, exemplary, special or consequential damages, indemnification or other compensation regarding such termination, irrespective of whether such obligations or liabilities may be contemplated by the law(s) of the governments of any jurisdiction in which Products of the Supplier are sold or marketed by the Purchaser, and the Purchaser hereby waives and relinquishes any rights, pursuant to law or otherwise, to any such payments, indemnifications or compensation.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.01 LIMITATION OF LIABILITY. THE SUPPLIER SHALL HAVE NO LIABILITY FOR ANY LOSS OF PROFIT OR OTHER COMMERCIAL DAMAGE, INCLUDING, WITHOUT

LIMITATION: INCIDENTAL, CONSEQUENTIAL, INDIRECT, SPECIAL OR PUNITIVE DAMAGES OF ANY KIND; LOSS OF, OR DAMAGE TO, THE PURCHASER'S OR ANY END USER'S RECORDS OR DATA; THIRD PARTY CLAIMS AGAINST THE PURCHASER; OR LOSS OF REVENUE, LOSS OF BUSINESS OR OTHER FINANCIAL LOSS ARISING OUT OF OR IN CONNECTION WITH ANY PRODUCTS SOLD OR LICENSED BY THE SUPPLIER TO THE PURCHASER OR TO ANY END USER OF PRODUCTS, EVEN IF THE SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         8.02 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties relating to the subject matter contained herein and supersedes all prior agreements and understandings, written or oral, relating to the subject matter hereof. This Agreement shall not be modified, amended or terminated except in a writing signed by both parties.

         8.03 RELATIONSHIP OF PARTIES. The relationship of the parties under this Agreement shall be, and at all times remain, that of independent contractors, and the Purchaser is neither an employee nor an agent of the Supplier nor is the Purchaser authorized to represent itself, directly or by implication, as such.

         8.04 CONFIDENTIALITY. Each party acknowledges that in the course of performance of its obligations pursuant to this Agreement, it may obtain certain Confidential Information (as defined herein in Section 8.04(a)) of the other party. Each party hereby agrees that all Confidential Information communicated to it by the other party, its subsidiaries or Customers, whether before or after the Effective Date, shall be and was received in strict confidence, shall be used only for purposes of this Agreement, and shall not be disclosed without the prior written consent of the other party.

                  (a) As used herein this Agreement, the term "CONFIDENTIAL INFORMATION" refers to all information proprietary to a party and not generally known in the industry that is disclosed to or learned by the recipient party in connection with this Agreement and clearly marked or identified as confidential or proprietary, whether or not reduced to writing, including, without limitation: (a) information not generally known in the industry which relates to the business, products or work of a party: (x) of a technical nature, such as trade secrets, methods, know-how, formulas, compositions, designs, processes, information regarding product development and other similar information and materials, and (y) of a business or commercial nature, such as information or compilation of data about costs, pricing, profits, compensation, sales, product plans, markets, marketing plans and strategies, equipment and operational requirements, operating policies or plans, finances, financial records, methods of operation and competition, management organization, customers and suppliers, and other similar information and materials of a party; and (b) any other technical business or commercial information designated as confidential or proprietary that a party may receive belonging to any supplier, customer or others who do business with a party. The foregoing limitations on use and disclosure shall not apply to information that: (i) was lawfully known to the receiving party before its receipt thereof; (ii) is learned by the receiving party from a third party entitled to disclose same; (iii) becomes publicly known other than through the actions of the receiving party, or (iv) is required by law or court order to be disclosed by the receiving party.

                  (b) Upon the termination of this Agreement, each party that has received Confidential Information shall immediately surrender to the other party all Confidential Information in a receiving party's possession of or relating to the other party, or in the possession of any person or entity under the receiving party's control, including all copies thereof, relating directly or indirectly to any Confidential Information of the other party, or otherwise relating directly or indirectly to the business of the other party. All Confidential Information obtained by either party shall remain confidential for a period of [***] after the termination of this Agreement.

                  (c) The provisions of this Section 8.04 shall survive the termination of this Agreement.

                  (d) The parties will agree in advance to the content and timing of any Press Releases and SEC filings and also to the existance of this contract.

         8.05 SURVIVAL OF MAINTENANCE OBLIGATIONS. The Supplier warrants for a period of [***] after the expiration of the Agreement to provide Purchaser with new software updates/versions.

         8.06 Notices. Any notice, request, instruction or other document to be given under this Agreement by a party hereto to the other party shall be in writing and shall be deemed to have been duly given on the date of service if delivered personally, or on the third day after mailing if sent by certified mail, postage prepaid, at the addresses set forth below, or to such other address or person as a party may designate by written notice to the other:

         IN THE CASE OF THE SUPPLIER:           IN THE CASE OF THE PURCHASER:
         Foundry Networks, Inc.                 UTStarcom, Inc.
         2100 Gold Street                       1275 Harbor Bay Parkway
         San Jose, CA 95164, USA                Alameda, CA 94502, USA
         Attn.: OEM Contract Administration     Attn.: Russell Boltwood
                                                       Corporate Counsel

         8.07 FORCE MAJEURE. The term "Force Majeure" shall be defined to include fires or other casualties or accidents, acts of God, fire, flood, typhoon, peril or accident on the sea, other severe weather conditions, strikes or other labor disputes (whether lawful or not), war, revolution, not or other violence, lack of energy, or any other law, order, proclamation, regulation, ordinance, demand or requirement of any governmental agency, or any other cause beyond the control of a party.

                  (a) A party whose performance is prevented, restricted or interfered with by reason of a Force Majeure condition shall be excused from such performance to the extent of such Force Majeure condition so long as such party provides the other party with prompt written notice describing the Force Majeure condition and the causes of nonperformance and immediately continues performance whenever and to the extent such conditions and causes of nonperformance cease to exist. Without limitation, obligations with respect to the payment of monies or other consideration shall not be excused due to the occurrence of a Force Majeure condition.

                  (b) If, due to a Force Majeure condition, the scheduled time of delivery or performance is or will be delayed for more than [***] after the scheduled date thereof, the party not relying upon the Force Majeure condition may terminate, without liability to the other party, any Purchase Order or portion thereof covering the Products for which delivery has been delayed by the occurrence of the Force Majeure condition.

         8.08 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws, other than choice of law rules, of the State of California and the parties hereby consent to the exclusive jurisdiction of the courts of the State of California.

         8.09 BINDING EFFECT. This Agreement shall be binding on, and inure to the benefit of the parties hereto and their respective representatives, successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto, whether by operation of law or otherwise, without the prior written consent of the other party.

         8.10 EXHIBITS. All exhibits attached hereto are incorporated herein by reference.

         8.11 SEVERABILITY. In the event that any provision contained herein shall be held to be invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         8.12 HEADINGS. The headings of the sections and articles of this Agreement are inserted for convenience only and shall not constitute a part hereof nor affect in any way the meaning or interpretation of this Agreement.

         8.13 REMEDIES CUMULATIVE. Except as herein expressly provided, the remedies provided herein shall be cumulative and shall not preclude the assertion by any party of any other rights or the seeking of any other remedies against any other party, as the case may be.

         8.14 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing upon any breach or default under this Agreement shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

         8.15 SURVIVAL OF TERMS. Termination of this Agreement for any reason shall not release either party from any liabilities or obligations set forth in this Agreement which (i) the parties have expressly agreed shall survive any such termination, or (ii) remain to be performed or by their nature would be intended to be applicable following any such termination.

         8.16 NONEXCLUSIVE MARKET AND PURCHASE RIGHTS. It is expressly understood and agreed that this Agreement does not grant to the Supplier or the Purchaser an exclusive right to purchase or sell products and shall not prevent either party from developing relationships with other vendors or customers.

         8.17 SOFTWARE LICENSES. Whenever the Products described in this Agreement shall include software, the Supplier hereby grants to the Purchaser a nonexclusive license to market, demonstrate and distribute through its normal channels of distribution such software, in object code only, to Customers of the Purchaser. The Purchaser agrees to comply with the Supplier's reasonable software license agreements, and agrees to use reasonable efforts to protect the Supplier's software, including using reasonable efforts to avoid allowing Customers, individuals or employees: (i) to make any unauthorized copies of the Supplier's licensed software; (ii) to modify, disassemble or decompile any software; (iii) to remove, obscure or alter any notice of patent, trademark, copyright or trade name; or (iv) to authorize any person to do anything that the Purchaser is prohibited from doing under this Agreement.

                  (a) The Purchaser acknowledges that no title or ownership of the proprietary rights to any software is or will be transferred by virtue of this Agreement. The Supplier and its licensors retain all title to and, except as expressly licensed herein, all rights to any software contained in the Products, all copies and derivative works thereof, related Documentation and materials and all of their service marks, trademarks, trade names or any other designations. Any invoices of the Supplier purporting to cover such items do not convey title to, or patent rights, copyrights or any other proprietary interest in, such items to the Purchaser.

                  (b) The Purchaser shall use reasonable efforts to protect the Supplier's rights under this section, but the Purchaser is not authorized and shall not be required to instigate legal action on behalf of the Supplier or its suppliers against any third parties for infringement. The Purchaser shall notify the Supplier of any infringement of which it obtains actual knowledge.

         8.18 CHOICE OF LANGUAGE. The original of this Agreement has been written in the English language, and the English language version of this Agreement shall be considered controlling for all purposes.

         8.19 EXPORT CONTROL AND RELATED PROVISIONS. The Purchaser hereby agrees that it shall not, directly or indirectly, re-export, resell or otherwise ship or transfer any of the Products, related Documentation, any technology related thereto, any direct products of such technology, or any products of which any of the Products is a component (collectively, "CONTROLLED PRODUCTS") in violation of any prohibitions of the Export Administration Regulations of the United States Department of Commerce, as amended from time to time (the "BXA REGULATIONS"), whether such prohibitions are based on the type of product, the country of destination, the end-user or end-use of the product or otherwise. The Purchaser shall obtain appropriate licenses, comply with applicable license exceptions and/or obtain appropriate written assurances from purchasers or importers as may be necessary for its activities with respect to the Controlled Products to comply with the BXA Regulations. The Purchaser further agrees that it shall not, directly or indirectly, export, re-export, resell or otherwise ship or transfer any Controlled Products to any countries listed as "embargoed countries" in the Foreign Assets Control Regulations of the United States Department of the Treasury, as amended from time to time (the "FOREIGN ASSETS CONTROL REGULATIONS"), without compliance with the Foreign Assets Control Regulations, including, without limitation, obtaining any required prior written consent of the United States Office of Foreign Assets Control.

                  (a) The Purchaser warrants that it has not been, and is not currently, debarred or suspended from or otherwise prohibited or impaired from exporting, re-exporting, receiving, purchasing, procuring or otherwise obtaining any item, product, article, commodity or technical data regulated by any agency of the government of the United States.

                  (b) In all of its activities hereunder or otherwise with respect to Controlled Products, the Purchaser shall comply with (i) the anti-boycott provisions of the BXA Regulations and of Section 999 of the United States Internal Revenue Code and any regulations promulgated thereunder, as amended from time to time (collectively, the "ANTI-BOYCOTT PROVISIONS"), and
(ii) the United States Foreign Corrupt Practices Act (the "FCPA").

                  (c) The Purchaser's obligations to comply with the BXA Regulations, Foreign Assets Control Regulations, Anti-boycott Provisions and FCPA shall apply to the extent that (i) such laws, rules and regulations are applicable to the Purchaser, or (ii) the Purchaser's noncompliance would cause the Supplier to be in violation of such laws, rules or regulations.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the parties have been caused this Agreement to be signed and delivered by its duly authorized officer or representative as of the Effective Date.

SUPPLIER:                                     PURCHASER:

Foundry Networks, Inc.                        UTStarcom, Inc.



By: /s/ Signature Illegible                   By:
                                                   ----------------------------

Title: VICE PRESIDENT [Illegible]             Title:
       Aug. 25, 2000                                  -------------------------

                                    EXHIBIT 1

                          DESCRIPTION OF PRODUCTS AND
                   INTERNATIONAL PRICE LIST (IN U.S. DOLLARS)

         The following list prices were published by Supplier on [***] and shall remain in effect for [***]

--------------------------------------------------------------------------------
[GRAPHIC] FOUNDRY NETWORKS
                                                      Int'l List
    [***]               Complete Description           (in US $)      Category
-------------  -------------------------------------- ------------ -------------

[***]

                                    EXHIBIT 2

                                    TERRITORY

         Foundry Networks allows UTStarcom to sell Supplier's products in the countries, regions and territories listed below. This list may be ammended by mutual agreement of the parties.

         [***]

                                    EXHIBIT 3

                 DISCOUNT SCHEDULE AND INITIAL FORCASTED VOLUMES

Discount Schedule

         The following percentage discounts from Supplier's List Prices will apply for Supplier's Products shipped to Reseller during the [***] period beginning on the Effective date, and for each subsequent [***] period during the Term of the Agreement.

         a. A [***] discount will be applied for the first Purchase Order regarding the TDS (Test and Demo System)

         b. With sufficent detailed forcast for initial [***] day period of this agreement a [***] discount will be applied [***] subesquent Purchase Orders

         c. If no detailed forecast is provided or if forecast provided is below minimum of [***] in net purchases for the first [***] of this agreement, an alternative discount structure, as shown in Exhibit 3, Sec. (d) below, will be substituted for [***] discounts offered in Exhibit 3, Sec.(a) above. Detailed forecast is intended to be a [***] forecast as opposed to a [***] forecast.

         d. Alternative discount structure. If Purchaser attains the following volumes in invoices to Supplier within [***] of the Effective Date of this agreement, the corresponding discounts will be applied.

                  VOLUME                             DISCOUNT
                  ------                             --------
                  [***]

         e. Supplier and Purchaser will review the prices & discount regularly to meet market and competitive requirements.

         f. Supplier will provide a discount not to exceed [***] under any and all conditions for the [***] products only.

Initial Forcasted Volumes

         Purchaser forecasts sales within the Territory for the [***] to be as follows:

         [***]

                                    EXHIBIT 4

                                  TIME SCHEDULE
1.     Submit Purchase Orders for TDS and Support System                  [***]

[***].

2.     Shipment of the TDS and Support System                             [***]

3.     Training for UTStarcom, Inc. Sales/Support                         [***]

4.     Install TDS                                                        [***]


                                    EXHIBIT 5

                         FOUNDRY NETWORKS SERVICE GUIDE


                                  INTRODUCTION

         This Exhibit outlines the service and support requirements for the Foundry International Service and Support Program. Specifically, this document outlines Partner requirements with respect to providing maintenance and support services including technical support, hardware replacement and software upgrades to its End-Users. For purposes of this document, defined terms are set forth below.

                                   DEFINITIONS

         "Partner" shall mean any party who purchases Foundry products for resale or sublicense to End-Users. Partners to include but not be limited to:
Systems Integrators, VAR's, OEM's and Distributors.

         "End-User" shall mean any party who purchases Foundry products from Partner for their own internal use and not for redistribution.

         "TAC" shall mean each party's telephone technical support center that provides support in the configuration, operation and diagnosis of Foundry Products.

         "1st Level Support" shall mean Partner's 24x7 telephone technical support to directly assist End-Users in the configuration, operation and diagnosis of Foundry products.

         "2nd Level Support" shall mean the Partner's second level of support including the engineers in the Partners support organization certified on Foundry products. These individuals will perform advanced troubleshooting and diagnosis of the End-User's issues as well as on-site visits when necessary.

         "3rd Level Support" shall mean Foundry TAC Level 3 Engineering department which is staffed with individuals with many years of industry experience. These engineers are capable of the highest level of support. This department has direct access to Foundry Development Engineering and can solve extremely difficult or unusual problems.

                          COMMITMENTS AND DELIVERABLES

         The following table sets the agreed upon Foundry and Partner commitments for the Partners Service and Support Program.

--------------------- ------------------------- ------------------------------
Support Service       Foundry Commitments       Partner Commitments
--------------------- ------------------------- ------------------------------

[***]


                    FOUNDRY TECHNICAL ASSISTANCE CENTER (TAC)

         The Foundry TAC is the focal point of Foundry support services. Network Support Engineers (NSEs), who possess detailed knowledge of the complete product family and all aspects of [***] staff our global TAC located in San Jose, California. In addition to the TAC personnel, Foundry also has field-based Network Support Engineers and Systems Engineers available to assist with pre- and post-sales issues.

         The TAC consists of three groups:

TIER ONE SUPPORT GROUP

         The Tier One Support Group is the first point of contact into Foundry's TAC. These individuals take the first call, and ensure that the proper information is entered into the Call Tracking System ("CTS"). In addition, the FLS staff assists the Partner with simple configuration and problem resolution.

TIER TWO SUPPORT GROUP

         Once a case has been entered into the CTS, a Foundry NSE handles the case. The NSEs are grouped according to product type and it is their job to work a case to closure or escalate to the Tier Three Support Group. This strong teaming aspect within the TAC, and within the product groups, develops additional experience and leadership.

         The NSEs have access to labs with Foundry equipment, as well as equipment from other vendors, to assist in recreating whatever problem the Partner may be experiencing. In addition to the equipment in the labs, the engineers have access to the most modern analysis tools.

TIER THREE SUPPORT GROUP

         This team is the escalation point from the Tier Two Support Group to ensure that problems are solved in an expeditious time frame and Partner satisfaction is maintained.

         This is a group of senior Network Analysts. Program Managers and Development Engineers dedicated to working on the critical network problems. This organization is responsible for ensuring all available resources are applied to the problem so that a resolution can be reached as quickly as possible for all escalated cases.

FIELD NETWORK SUPPORT ENGINEERING

         In the event that on-site support is required, Foundry has post-sales field resources available to assist Partners' field resources in restoring an End-User's network to an operational state. These network engineering resources are deployed by Foundry's support management.

         4.1      TAC Process

                  Partner and End-User work on case.
                  Case resolution requires participation by Foundry's TAC. Partner accesses the TAC via methods listed above. A case is opened in Foundry's Call Tracking System (CTS). The call is assigned a customer case tracking number The Partner is advised of the case tracking number for their query. A NSE is assigned to the case and the priority set.
                  The NSE, working with the Partner, is responsible for the case until it is closed.

         4.2      Accessing the TAC

         Foundry offers multiple access methods to reach the 24x7 TAC:

                  7x24x365 telephone at + 1 xxxxxxxxxxxx
                  Email to SUPPORT@XXXXXXXXXXXX
                  Fax to+1 xxxxxxxxxxxx

         4.3      Site ID

         The site ID is a very important piece of the support model. All Partners under a support services plan will have a site ID that must be used when calling the TAC. This will ensure the following occurs.

         All information for a particular Partner is consistent in Foundry e's database. Partner will see cases that are opened to Partner's site ID on the TACtics Online system. Proper escalation and notification of problems can occur to proper account management. Any network drawings or site specific information are linked and available at time of call. Partner receives the proper level of service.

         If the site ID is unknown, an email should be sent to support @ Foundry.com that provides detailed company information and the Foundry Service group will provide the correct site ID.

         4.4      Case Priority Matrix

         Cases opened in the TAC are given a severity level agreed upon between the NSE and the Partner as follows:

------------------- ------------------------------- --------------------------
SEVERITY LEVEL      PRODUCTION NETWORK              COMMITMENT
------------------- ------------------------------- --------------------------
Critical                     [***]                           [***]
------------------- ------------------------------- --------------------------

High                         [***]                           [***]
------------------- ------------------------------- --------------------------

Medium                       [***]                           [***]
------------------- ------------------------------- --------------------------

Low                          [***]                           [***]
------------------- ------------------------------- --------------------------

         Based on the level of severity of the case (i.e., critical, high, medium, low), the appropriate NSE is assigned to the case.

         For problems of a critical and/or high nature, automatic notifications are sent out to notify appropriate Foundry management (both field and internal) of problem severity and status.

                                HARDWARE SUPPORT

         The following describes hardware replacement via a Return Material Authorization (RMA). The process for submitting an RMA is described in Section 9.

         5.1      Advance Replacement

         Parts (serial number based) covered under this option will be shipped out for advance replacement once the RMA is received and issued by the RMA department, Monday through Friday. The part can be shipped to either the Partner or the End-User and this be will determined at time of the RMA. Foundry may, at [***] option, issue a new or reconditioned, good-as-new part.

         It is the responsibility of the Partner to retrieve the defective part and return the same to Foundry within [***] of the receipt of the replacement part. Equipment not received by Foundry within [***] will be invoiced to the Partner at then-current list price.

         5.2      Return Material Authorization (RMA) Process

                  1   Partner calls TAC and establishes a Customer Case number.
                  2   TAC will assist where necessary in initial fault
                      information.
                  3   TAC/Partner will determine what part needs to be replaced
                      and obtain serial number.
                  4   Case is transferred to the RMA department.
                  5   RMA department will check for hardware support option and
                      issue Partner an RMA number.

         Equipment returned without a valid RMA number will be rejected by Foundry's receiving department.

         5.3      Return of Defective Product

         Defective product must be returned to Foundry within [***] of receipt of the advance replacement. Partner will be billed the full value of the product if not returned within [***].

         The product must be properly packaged, WITH THE RMA NUMBER CLEARLY MARKED ON THE OUTSIDE OF THE BOX, and shipped prepaid to the following address:

         Foundry, Inc.
         Xxxxxxxxxx
         xxxxxxxxxx
         United States of America

         Equipment returned without a valid RMA number will be rejected by Foundry's receiving department.

         Telephone: +1 xxxxxxxxxx

         Facsimile: +1 xxxxxxxxxxx

         Only the affected part needs to be returned.

         Foundry product repairs in process or en route prior to the inception of this support plan shall be repaired according to the terms and conditions in place at the time the Foundry product was submitted for repair.

         Per customs regulations, Foundry is required to list fair market value (i.e. what Partner originally paid for the product) on the commercial invoice for customs purposes only. Foundry cannot alter these prices. All duties and taxes are the sole responsibility of [***]. [***] is responsible for registering the defective product with their country prior to exporting in order to apply for duty drawback after the product is re-imported. If special verbiage or documentation is required to facilitate entry of a Foundry product into a particular country, it is [***] responsibility to provide such verbiage or documentation prior to the shipment of a Foundry product. Foundry reserves the right to refuse special requests if it is felt to be in violation of standard customs regulations.

                                     PRICING

         Foundry will provide support services [***] for the [***] period of this agreement. At the end of this [***] period, support services pricing will be jointly re-evaluated between UTStarcom and Foundry.

         The support services fee must be included as a separate item on all Partner purchase orders. Orders that do not include support services fees will be rejected.

--------------------------------------------------- ---------------------------
ADDITIONAL FOUNDRY SERVICE                          PRICE AS SPECIFIED
--------------------------------------------------- ---------------------------
On-site assistance for non-Foundry problem:         [***]
--------------------------------------------------- ---------------------------

Assistance with modem configuration or delay
caused by improper modem configuration [***]
delay maximum before charge is applied:             [***]
--------------------------------------------------- ---------------------------

                               END-OF-LIFE SUPPORT

         Partner will be notified when Foundry announces end-of-life on a product. At that time, Partner will be authorized to procure Foundry product for a last-buy to satisfy the requirements of their End-Users.

         Foundry will support a particular product for a period of [***] after announced end-of-life. The support will only include critical bug fixes as well as hardware (or functionally equivalent hardware) RMA support during this time period.

                                    EXHIBIT 6

                                  CUSTOMIZATION

         Both parties should make sure that the product delivered with all modification is done no later than [***] after the signature date of this agreement.

         The Supplier's products will be modified to reflect purchaser's requirements as listed below.

CUSTOMIZED HARDWARE DELIVERABLES:

         The following is an overview of the customization requirement to be done by Supplier on every product and shipped to Purchaser:

         [***]

CUSTOMIZED SOFTWARE DELIVERABLES:

         The following is an overview of the customization requirement to be done by Supplier on every software or management product and shipped to
Purchaser:

         [***]

CUSTOMIZATION SCHEDULE:

-        Product Drawings (including Modules)

         Date: TBD     Supplier will send Mechanical and label drawings to
                       Purchaser.

         Date: TBD     Purchaser returns drawings to Supplier with [***] and
                       [***].

-        Product User Manual

         Date: TBD     Send Supplier User Manual in Word/ASCII format to
                       Purchaser.

         Date: TBD     UTStarcom, Inc. returns finished UTStarcom, Inc. User
                       Manual with production specifications.

                                    EXHIBIT 7

                 RETURN MATERIAL AUTHORIZATION (RMA) PROCEDURES

         1. The Purchaser fills in a RMA problem form (see attachment below) which describes the particular problem and the serial number of the Product. The form is faxed or e-mailed to the contact person (for RMA) at the Supplier.

         2. The Supplier responds to the RMA request providing an RMA number (based on need).

         3. The Product is shipped to the Supplier's facility (San Jose, California) with the RMA problem form so that the Supplier can quickly trace out the related problem for each Product and test/verify the problem.

         4. The Supplier uses an RMA form (see attachment below) as a travel form, which travels with the Product through the various entities in the production/RMA/QA loop for processing. Each party fills in additional details until the form is cleared (all details are complete) and signed.

         5. The Product is fixed during its travel and is then shipped with the RMA form back to the Purchaser.

                  PROBLEM REPORT FORM / UTSTARCOM, INC.-REPORT


1.       Problem Number:                                          2.       Status:   OPEN    CLOSED
                               -------------------------------

3.       RMA Requested:    YES      NO

4.       Serial#:                                                 5.       Date Sent:
                   -------------------------------------------                          -----------------------------------

6.       Sent By:                                                 7.       Received Date:
                    ------------------------------------------                                -----------------------------

Short Summary:
                    -------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------


Test Details
Configuration:
                  ---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

Foundry Contact Person:
                               -------------------------------
RMA No:                                (Only if RMA)                         Date Promised:
              --------------------------                                                        ---------------------------
                                                                                        -----------------------------------
Responsible Person                                                           Phone#:
                         ------------------------------------------------               -----------------------------------
Results:
          -----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

                                FOUNDRY NETWORKS

                        RMA REPORT FORM - UTSTARCOM, INC.

RMA#:                                       SERIAL#:
     ------------------------------                 ----------------------------
Reason specified by Customer:
                             ---------------------------------------------------
Received Date:                              Due Date:
              ---------------------                  ----------------
VERIFICATION DETAILS: Verified on:                            By:
                                   ----------------               --------------

Result:   NPF    VERIFIED    OTHER    Type:   PRODUCTION      COMPONENT DESIGN

Verification Method:
                    ------------------------------------------------------------
CAUSE IDENTIFICATION: Problem Identified on:                          By:
                                             ------------------------     ------
Cause:
      --------------------------------------------------------------------------

RESOLUTION DETAILS: Resolution Provided on:                       By:
                                           -----------------         -----------
Method:
       -------------------------------------------------------------------------

Final Test: PASS FAIL (Perform Validation Test + Standard Test) Date:
                                                                      ----------
PREVENTION PROCEDURE: Advised on:                         By:
                                  --------------------        ------------------
Method:
       -------------------------------------------------------------------------

LABELING INFORMATION: Signed on:                        By:
                                 ----------------------     --------------------
Main Board Ser#:        Ver:       Management Assembly Ser#:          Ver:
                 -------     -----                           --------      -----
Return Date:                      By:
             --------------------     -------------------------

--------------------------------------------------------------------------------
VP OPERATIONS                 RM PROGRAM MANAGER
